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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 10, 2003

                                    QT 5, INC
               (Exact name of Registrant as specified in charter)


DELAWARE                              0-25022                 72-7148906
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                        Identification Number)

                       5655 LINDERO CANYON ROAD, SUITE 120
                       WESTLAKE VILLAGE, CALIFORNIA 91362
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (818) 338-1510


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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FORWARD LOOKING STATEMENTS

     This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

     Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.



ITEM  5.          OTHER EVENTS AND REGULATION FD DISCLOSURE.

            RESTRUCTURING OF PROMISSORY NOTES
            ---------------------------------

On June 10, 2003, the Registrant was successfully able to restructure certain promissory notes which included a cash payment. The restructuring of the promissory notes enabled the Registrant to reduce its liability under thereunder, extend the term of the promissory notes and ensure its ability to pay the balance of the promissory notes through the sale of NICOWater TM. The Registrant had previously entered into various promissory notes ("Notes") with NDMS Investments, L.P., Devenshire Management Corp., Alliance Financial Network, Inc. and Dale Affonso (collectively, the "Holders"). The promissory notes were due on April 30, 2003. The Registrant was in default under the promissory notes. The Registrant entered into settlement agreements with the Holders whereby the promissory notes were restructured and security agreements were entered into. The full text of the settlement agreements, the restructured promissory notes and the security agreements are set forth in Exhibits 4.1 through 4.10 attached hereto and are incorporated in this Report as if fully set forth herein.

            LEGAL PROCEEDINGS
            -----------------

As of May 6, 2003 the Registrant has been responding to what the Registrant believes are unfounded allegations by Mr. Frank Longo, attorney for Mr. Marshal Thompson regarding the assignment of patent rights agreement between Mr. Thompson and the Registrant. The Registrant took affirmative action to speedily resolve the dispute by filing for arbitration on June 6, 2003. The Registrant

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believes that Mr. Thompson's claims lack any merit. The Registrant intends to vigorously pursue its claims in the arbitration. Nevertheless, arbitration is uncertain, and the Registrant may not prevail in the arbitration and can express no opinion as to its ultimate outcome.

On May 30, 2003, an individual sent a fax to Brooks Pharmacy, a customer of the Registrant, making unsubstantiated allegations with regards to the Registrant and its product NICOWater TM. On June 4, 2003, the Registrant sent the individual a letter requiring the individual to cease and desist from making such unsubstantiated allegations and is considering taking legal action against the individual. Brooks Pharmacy temporarily suspended the sale of NICOWater TM.


ITEM 7.             FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Financial Statements of Businesses Acquired. Not applicable.

               (b)  Pro Forma Financial Information Not applicable.

               (c)  Exhibits

                           Exh. No. Description
                           -------  -----------

                           4.1 Secured Note, dated June 10, 2003, by and between QT 5, Inc. and Dale Affonso.

                           4.2 Secured Note, dated June 10, 2003, by and between QT 5, Inc. and Alliance Financial Network.

                           4.3 Secured Note, dated June 10, 2003, by and between QT 5, Inc. and Devenshire Management Corp.

                           4.4 Secured Note, dated June 10, 2003, by and between QT 5, Inc. and NDMS Investments, L.P.

                           4.5 Settlement Agreement and Mutual General Releases, dated June 10, 2003, by and among Robert Moore, NDMS Investments, L.P. and QT 5, Inc.


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                           4.6      Settlement Agreement and Mutual General
                                    Releases, dated June 10, 2003, by and among Robert Moore, NDMS Investments, L.P., QT 5, Inc., SBI-USA, LLC and Shelly Singhal.

                           4.7 Security Agreement, dated June 10, 2003, by and between QT 5, Inc. and Dale Affonso.

                           4.8 Security Agreement, dated June 10, 2003, by and between QT 5, Inc. and Alliance Financial Network.

                           4.9 Security Agreement, dated June 10, 2003, by and between QT 5, Inc. and Devenshire Management Corp.

                           4.10 Security Agreement, dated June 10, 2003, by and between QT 5, Inc. and NDMS Investments, L.P.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 18, 2003                        QT 5, INC.

                                            By: /s/ Timothy J. Owens
                                               -------------------------
                                               Timothy J. Owens
                                               Chief Executive Officer


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                         EXHIBITS FILED WITH THIS REPORT

Exh. No. Description
-------  -----------

4.1      Secured Note, dated June 10, 2003, by and between QT 5, Inc. and Dale
         Affonso.

4.2 Secured Note, dated June 10, 2003, by and between QT 5, Inc. and Alliance Financial Network.

4.3 Secured Note, dated June 10, 2003, by and between QT 5, Inc. and Devenshire Management Corp.

4.4 Secured Note, dated June 10, 2003, by and between QT 5, Inc. and NDMS Investments, L.P.

4.5 Settlement Agreement and Mutual General Releases, dated June 10, 2003, by and among Robert Moore, NDMS Investments, L.P. and QT 5, Inc.

4.6 Settlement Agreement and Mutual General Releases, dated June 10, 2003, by and among Robert Moore, NDMS Investments, L.P., QT 5, Inc., SBI-USA, LLC and Shelly Singhal.

4.7 Security Agreement, dated June 10, 2003, by and between QT 5, Inc. and Dale Affonso.

4.8 Security Agreement, dated June 10, 2003, by and between QT 5, Inc. and Alliance Financial Network.

4.9 Security Agreement, dated June 10, 2003, by and between QT 5, Inc. and Devenshire Management Corp.

4.10 Security Agreement, dated June 10, 2003, by and between QT 5, Inc. and NDMS Investments, L.P.



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